AMENDMENT NO. 4 TO LEASE
This AMENDMENT TO LEASE (“Amendment”) is dated as of this 29th day of September, 2017 (the “Amendment Date”), by and between Santa Clara Phase III EFH, LLC, a Delaware limited liability company (“Landlord”), and Palo Alto Networks, Inc., a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord’s predecessor-in-interest and Tenant entered into that certain Lease dated May 28, 2015, as amended by Amendment No. 1 to Lease, dated September 16, 2016, and as amended by Amendment No. 2 to Lease, dated as of November 16, 2016, as amended by that Amendment No. 3 to Lease, dated as of June 22, 2017 (collectively, the “Lease”) for premises (as more particularly described in the Lease, the “Leased Premises”) containing 290,082 rentable square feet of floor area, consisting of the entirety of one (1) building located in the City of Santa Clara, County of Santa Clara, State of California and defined in such Lease as “Building E” and all as more particularly described in the Lease
B.    Landlord has exercised the Lump Sum Payment Option as defined in Paragraph 3.1(b) of the Lease.
C.    Landlord and Tenant now desire to amend the Lease to set forth the on the terms and conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Definitions. All capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to them in the Lease.
2.Lump Sum Payment Date. The Lump Sum Payment Date is September 21, 2017.
3.Base Monthly Rent Start Date. The Base Monthly Rent Start Date is September 21, 2017.
4.Abated Rent Lump Sum Payment. The amount of the Abated Rent Lump Sum Payment is Nine Million Two Hundred Thirty Thousand Eighty Six and 22/100 Dollars ($9,230,086.22).
5.Base Monthly Rent. The schedule of Base Monthly Rent, as set forth in Article 1 of the Lease, is hereby amended in its entirety to read as follows:
The term “Base Monthly Rent” shall mean the following:

Period	Base Monthly Rent
8/1/17 – 9/20/17	$0.00
9/21/17 – 7/31/19	$893,234.15
8/1/19 – 7/31/20	$919,441.69
8/1/20 – 7/31/21	$939,687.00
8/1/21 – 7/31/22	$958,087.75

8/1/22 – 7/31/23	$976,856.51
8/1/23 – 7/31/24	$996,000.65
8/1/24 – 7/31/25	$1,015,527.66
8/1/25 – 7/31/26	$1,035,445.22
8/1/26 – 7/31/27	$1,055,761.13
8/1/27– 7/31/28	$1,076,483.36

6.Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.
7.Miscellaneous.
7.1    Voluntary Agreement. The parties have read this Amendment and the mutual releases contained in it, and on the advice of counsel they have freely and voluntarily entered into this Amendment.
7.2    Attorney’s Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the non-prevailing party, reasonable attorney’s fees and costs of suit.
7.3    Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.
7.4    Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

TENANT: PALO ALTO NETWORKS, INC. , a Delaware corporation
By:	/s/ JEFFREY C. TRUE
Jeffrey C. True, Senior Vice President & General Counsel

[Amendment to Lease – Building E]

LANDLORD:

Santa Clara Phase III EFH, LLC,
a Delaware limited liability company

By:      Santa Clara EFH LLC, a Delaware
limited liability company, its sole Member

By:      Santa Clara EFH REIT LLC, a Delaware
limited liability company, its sole Member

By:      Santa Clara Phase III REIT LLC, a Delaware limited
liability company, its Manager

By:      Tannery Way Partners, LLC, a Delaware limited
liability company, its Manager

By:      CBRE Global Investors, LLC, a Delaware
limited liability company, its Manager

By:	/s/ NATHAN ZINN
	Name Title	Nathan Zinn Senior Managing Director

[Amendment to Lease – Building E]